UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 30, 2004

                                ACNB CORPORATION
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            (Exact name of registrant's as specified in its charter)

         PENNSYLVANIA                0-11783                     23-2233457
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(State or other jurisdiction    (Commission File #)          (I.R.S. Employer
 of incorporation)                                           Identification No.)


16 LINCOLN SQUARE, GETTYSBURG, PA                               17325
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(Address of principal executive offices)                     (Zip Code)

                                 (717) 334-3161
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              (Registrant's telephone number, including area code)

Item 4.     Changes in Registrant's Certifying Accountant

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


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                                ACNB CORPORATION

                                    FORM 8-K

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 8, 2003, Stambaugh Ness, PC, the Registrant's principal accountants, notified the Registrant that it will decline to stand for appointment after completion of the current audit for calendar year 2003. Stambaugh Ness, PC, has chosen not to continue to provide independent auditing services to companies who report to the Securities and Exchange Commission. With this letter dated March 30, 2004 Stambaugh Ness, PC officially resigns as principal accountants and will no longer provide independent auditing services to ACNB Corporation.

On December 11, 2003, the Audit Committee of the Registrant's Board of Directors voted to engage Beard Miller Company, LLP, as principal accountants to replace Stambaugh Ness, PC. The change will become effective for the 2004 year end audit including interim reviews commencing with the first quarter ending March 31, 2004.

In connection with audits of the two fiscal years ended December 31, 2003, and 2002, there were no disagreements with Stambaugh Ness, PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Stambaugh Ness' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The audit reports of Stambaugh Ness, PC, on the financial statements of ACNB Corporation as of and for the years ended December 31, 2003 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We have provided Stambaugh Ness, PC, with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Stambaugh Ness' letter dated March 30, 2004, stating that it has found no basis for disagreement with such statements.



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   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)             Financial Statements of Businesses Acquired None

(b)             Pro Forma Financial Information None

(c)             Exhibits
                16.1 - Letter Stambaugh Ness, PC, dated March 30, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ACNB Corporation



                                                     By: /s/ Thomas A. Ritter
                                                     --------------------------
                                                     /s/ Thomas A. Ritter
                                                         President/CEO


Dated:  March 30, 2004